Exhibit 11 under Form N-1A
                                         Exhibit 23 under Item 601/Reg. S-K


                            ARTHUR ANDERSEN LLP

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 2 to Form N-1A Registration Statement of Newpoint Funds of our report dated December 26, 1996, on the financial statements of Newpoint Government Money Market Fund and Newpoint Equity Fund (two of the portfolios comprising the Newpoint Funds), included in or made a part of this registration statement.


                                                    /s/ Arthur Andersen LLP
                                                        ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
January 20, 1997